SUPPLEMENT TO THE
FIDELITY MASSACHUSETTS TAX-FREE FUNDS
PROSPECTUS
DATED MARCH 17, 1995
   On February 20, 1996 the funds' names changed from Fidelity Massachusetts Tax-Free Money Market Portfolio and Fidelity Massachusetts Tax-Free High Yield Portfolio to Fidelity Massachusetts Municipal Money Market Fund and Fidelity Massachusetts Municipal Income Fund, respectively.
The following information replaces the similar information found in the Charter section beginning on page 10.
Steve Harvey is manager of Massachusetts Tax-Free High Yield Portfolio, which he has managed since August, 1995. Mr. Harvey also manages Minnesota Tax-Free, Ohio Tax-Free High Yield, Spartan Maryland Municipal Income, and Spartan Pennsylvania Municipal High Yield. Previously, he was an analyst following tax-free bonds. Mr. Harvey joined Fidelity in 1986.
   The following replaces the similar information regarding Fidelity Massachusetts Income Fund (formerly Fidelity Massachusetts Tax-Free High Yield Portfolio) found in the "Investment Principals and Risks" section beginning on page 11.
Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between 8 and 18 years.
If you are subject to the federal alternative minimum tax, you should note that the fund may invest all of its assets in municipal securities issued to finance private activities. The interest from these investments is a tax-preference item for purposes of the tax.
The following replaces the wire instructions found in the "How to Buy Shares" table on page 23.
(small solid bullet) Wire to:
Bankers Trust Company*,
Bank Routing #021001033,
Account #00163053.
Specify the complete name of the fund and include your account number and your name.
* Money market shareholders must call 1-800-343-6310 for that fund's wiring instructions.
   The following replaces the similar information found in the "Taxes" section on page 27.
The interest from some municipal securities is subject to the federal alternative minimum tax. The funds may invest up to 100% of their assets in these securities. Individuals who are subject to the tax must report this interest on their tax returns.
The following supplements the information found in the paragraph that begins "When you place an order to buy shares" on page 28.
(small solid bullet) Purchases to the money market fund processed at 10:00 a.m. Eastern time will earn the dividend for that day; purchases processed at 4:00 p.m. Eastern time will earn dividends the following business day. The following supplements the information found in the paragraph that begins "When you place an order to sell shares" on page 29.
(small solid bullet) If your money market fund wire redemption request is processed at the 10:00 a.m. Eastern time NAV, federal funds will be wired to your bank that day and you will not earn that day's dividends.

FIDELITY MASSACHUSETTS TAX-FREE MONEY MARKET PORTFOLIO
FIDELITY MASSACHUSETTS TAX-FREE MONEY HIGH YIELD PORTFOLIO
FUNDS OF FIDELITY MASSCHUSETTS MUNICIPAL TRUST
SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 17, 1995
   ON FEBRUARY 20, 1996 THE FUNDS' NAMES CHANGED FROM FIDELITY MASSACHUSETTS TAX-FREE MONEY MARKET PORTFOLIO AND FIDELITY MASSACHUSETTS TAX-FREE HIGH YIELD PORTFOLIO TO FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND AND FIDELITY MASSACHUSETTS MUNICIPAL INCOME FUND, RESPECTIVELY.
MANAGEMENT CONTRACT. Effective January 1, 1996, FMR agreed to voluntarily adopt the revised group fee rate schedule shown below for purposes of calculating the group fee component of the management fee. The revised schedule provides for lower management fees as total assets under management increase, and it will be presented to shareholders for approval at the next shareholder meeting.
The following information replaces the "Group Fee Rate" and "Effective Annual Fee Rate" schedules found on page 25.
          GROUP FEE RATE SCHEDULE
EFFECTIVE ANNUAL FEE RATES
     Average Group   Annualized   Group Net    Effective Annual Fee
 Assets               Rate         Assets      Rate

0 - $  3 billion   .3700%    $ 0.5 billion   .5200%

3 -    6           .3400      25             .4238

6 -    9           .3100      50             .3823

9 -    12          .2800      75             .3626

12 -   15          .2500     100             .3512

15 -   18          .2200     125             .3430

18 -   21          .2000     150             .3371

21 -   24          .1900     175             .3325

24 -   30          .1800     200             .3284

30 -   36          .1750     225             .3249

36 -   42          .1700     250             .3219

42 -   48          .1650     275             .3190

48 -   66          .1600     300             .3163

66 -   84          .1550     325             .3137

84 -   120         .1500     350             .3113

120 -   156        .1450     375             .3090

156 -   192        .1400     400             .3067

192 -   228        .1350     425             .1443

228 -   264        .1300     450             .1427

264 -   300        .1275     475             .1413

300 -   336        .1250     500             .1399

336 -   372        .1225     525             .1385

372 -   408        .1200     550             .1372

408 -   444        .1175

444 -   480        .1150

480 -   516        .1125

        Over 516   .1100

SUPPLEMENT TO THE
SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET PORTFOLIO
PROSPECTUS
DATED MARCH 17, 1995
On February 20, 1996 the fund's name changed from Spartan Massachusetts Municipal Money Market Portfolio to Spartan Massachusetts Municipal Money Market Fund.

SUPPLEMENT TO THE SPARTAN MASSACHUSETTS MUNICIIPAL MONEY MARKET PORTFOLIO FUND OF FIDELITY MASSACHUSETTS MUNICIPAL TRUST
SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 17, 1995
ON FEBRUARY 20, 1996 THE FUND'S NAME CHANGED FROM SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET PORTFOLIO TO SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET FUND.